Exhibit 10.2

EXECUTION VERSION

SUPPLEMENT NO. 2 dated as of April 8, 2011 (this “Supplement”), to the U.S. Pledge and Security Agreement (the “Agreement”) dated as of March 26, 2007 by and among HAWKER BEECHCRAFT, INC., a Delaware corporation (“Holdings”), HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC (“HBAC” or the “U.S. Borrower”), the Subsidiary Parties (as defined below) from time to time party hereto and CREDIT SUISSE AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), in its capacity as collateral agent for the Secured Parties (as defined below) (in such capacity, the “Agent”).

A. Reference is hereby made to the Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the U.S. Borrower, each Subsidiary of Holdings that, from time to time, becomes a party hereto, the Lenders, the Agent and the other parties party thereto.

B. Pursuant to the Credit Agreement, the Grantors entered into the Agreement in order to induce the Lenders to enter into and extend credit to the Borrowers under the Credit Agreement and to secure the Secured Obligations. The Grantors also entered into the Agreement to secure all Secured Cash Management Obligations and Secured Hedging Obligations.

C. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Agreement.

D. Section 11.14 of the Agreement and Section 5.11 of the Credit Agreement provide that additional Restricted Subsidiaries of the U.S. Borrower may become Subsidiary Parties under the Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Subsidiary”, and together the “New Subsidiaries”) are executing this Supplement in accordance with the requirements of the Loan Documents to become a Subsidiary Party under the Agreement.

Accordingly, the Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 11.14 of the Agreement, each New Subsidiary by its signature below becomes a Subsidiary Party and a Grantor under the Agreement with the same force and effect as if originally named therein as a Subsidiary Party and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder relating to the Collateral owned by it are true and correct on and as of the date hereof (such representations and warranties being deemed for purposes of hereof to be made as of the date hereof with all references therein to Exhibits thereto and Schedules to the Perfection Certificate being subject to Section 4 below). In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Grantor” in the Agreement shall be deemed to include the New Subsidiaries. The Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary and the Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Attached hereto is any information required to be listed on any Exhibit to the Agreement or Schedule to the Perfection Certificate referred to in any representation in the Agreement that is required to be modified in order to make the representations set forth in the Agreement (as they relate to such Grantor and its Collateral as of the date hereof) true and correct as of the date hereof.

SECTION 5. Except as expressly supplemented hereby, the Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 11.1 of the Agreement.

SECTION 9. Each New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

C-2

IN WITNESS WHEREOF, each Grantor and the Agent have executed this Agreement as of the date first above written.

HAWKER BEECHCRAFT, INC.

By:	/s/ Halet A. Murphy
	Name:	Halet A. Murphy
	Title:	Vice President and Treasurer

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

By:	/s/ Halet A. Murphy
	Name:	Halet A. Murphy
	Title:	Vice President and Treasurer

[Signature Page – Supplement to PSA – March 2011]

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO HAWKER BEECHCRAFT HOLDING, INC.

/s/ Halet A. Murphy
Name:	Halet A. Murphy
Title:	Chairman, Vice President and Treasurer

HAWKER BEECHCRAFT DEFENSE COMPANY, LLC

/s/ Halet A. Murphy
Name:	Halet A. Murphy
Title:	Vice President and Treasurer

[Signature Page – Supplement to PSA]

SCHEDULE I

SUBSIDIARY GUARANTORS

Hawker Beechcraft Holding, Inc. (Kansas)

Hawker Beechcraft Defense Company, LLC (Delaware)